UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2017

American Resources Corporation
(Exact name of registrant as specified in its charter)

Florida	000-55456	46-3914127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8856 South Street, Fishers, IN	46038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (917) 685-2547

_______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Current Report on Form 8-K, “Company,” “our company,” “us,” and “our” refer to American Resources Corporation, unless the context requires otherwise.

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Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2017, we entered into a financing transaction with Golden Properties Ltd., a British Columbia company based in Vancouver, Canada (“Golden Properties”). Specifically, we entered into a Consolidated and Restated Loan and Security Agreement (the “Loan Agreement”); a promissory note in the amount of $600,000; a promissory note in the amount of $1,674,632.14 (collectively, the “Notes”); a Common Stock Purchase Warrant “B-4” for the purchase of 3,417,006 shares of common stock at $0.01 per share, as adjusted from time to time (expiration October 2, 2020); a Common Stock Purchase Warrant “C-1” for the purchase of 400,000 shares of common stock at $3.55 per share, as adjusted from time to time (expiration October 2, 2019); a Common Stock Purchase Warrant “C-2” for the purchase of 400,000 shares of common stock at $7.09 per share, as adjusted from time to time (expiration October 2, 2019); a Common Stock Purchase Warrant “C-3” for the purchase of 400,000 shares of common stock at $8.58 per share, as adjusted from time to time (expiration October 2, 2020); and a Common Stock Purchase Warrant “C-4” for the purchase of 400,000 shares of common stock at $11.44 per share, as adjusted from time to time (expiration October 2, 2020) (collectively the “Warrants”).

The Loan Agreement also provides for additional funding obligations by Golden Properties in a series of loans in the principal amount of up to $1,200,000.00 (the “Additional Loans”). The Additional Loans will be funded through advances pursuant to the following schedule:

a.	Week 1 Following the date of the Loan Agreement: $300,000; plus

b.	Week 2 Following the date of the Loan Agreement: $300,000; plus

c.	Week 3 Following the date of the Loan Agreement: $300,000; plus

d.	Week 4 Following the date of the Loan Agreement: $300,000.

Copies of the above referenced financing documents are included herewith as exhibits to this Form 8-K.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation

On October 4, 2017, we entered into a financing transaction with Golden Properties which included our execution of the Loan Agreement and the Notes in the respective amounts of $600,000.00 and $1,674,632.14 (the “Loan”). The Notes were issued under the Loan Agreement, which provides a maturity date on the earlier of February 2, 2018 or upon the closing of a subsequent financing transaction of sufficient size to allow the Company to pay the outstanding balances of the Notes, together with all accrued but unpaid interest. The Company has granted a security interest to Golden Properties and pledged all of the assets of Quest Energy, Inc. and its subsidiaries as collateral for repayment of the Loan.

The Loan Agreement identifies various events of default that could result in acceleration of the repayment of the Loan, including failure to perform under the terms of the Loan Agreement (including timely repayment of the Loan); any material inaccurate representation, warranty or statement made by the Company in connection with the financing transaction; the cessation or threat by the Company to cease to carry on its business or to commit an act of bankruptcy; insolvency of the Company, intention to file a proposal or assignment for the benefit of creditors or bankruptcy, liquidation, dissolution, winding up or reorganization of the Company; and, borrowing of any money from any other lender without the written permission of Golden Properties.

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In addition to our execution of the Loan Agreement and the Notes, we issued various Common Stock Purchase Warrants to Golden Properties as part of this financing transaction. Specifically, we issued a Common Stock Purchase Warrant “B-4” for the purchase of 3,417,006 shares of common stock at $0.01 per share, as adjusted from time to time (expiration October 2, 2020); a Common Stock Purchase Warrant “C-1” for the purchase of 400,000 shares of common stock at $3.55 per share, as adjusted from time to time (expiration October 2, 2019); a Common Stock Purchase Warrant “C-2” for the purchase of 400,000 shares of common stock at $7.09 per share, as adjusted from time to time (expiration October 2, 2019); a Common Stock Purchase Warrant “C-3” for the purchase of 400,000 shares of common stock at $8.58 per share, as adjusted from time to time (expiration October 2, 2020); and a Common Stock Purchase Warrant “C-4” for the purchase of 400,000 shares of common stock at $11.44 per share, as adjusted from time to time (expiration October 2, 2020). None of the Warrants have been exercised as of the date of this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

4.1	Common Stock Purchase Warrant “B-4” dated October 4, 2017

4.2	Common Stock Purchase Warrant “C-1” dated October 4, 2017

4.3	Common Stock Purchase Warrant “C-2” dated October 4, 2017

4.4	Common Stock Purchase Warrant “C-3” dated October 4, 2017

4.5	Common Stock Purchase Warrant “C-4” dated October 4, 2017

4.6	Promissory Note for $600,000.00 dated October 4, 2017

4.7	Promissory Note for $1,674,632.14 dated October 4, 2017

10.1	Consolidated and Restated Loan and Security Agreement dated October 4, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESOURCES CORPORATION

Date: October 10, 2017	By:	/s/ Mark C. Jensen
	Name:	Mark C. Jensen
	Title:	CEO/Chairman of the Board

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